UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 8, 2015

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Closing of the Acquisition

On September 8, 2015 (the “Closing Date”), Meta Financial Group, Inc. (the “Company”), and its wholly-owned subsidiary, MetaBank, closed the transactions (the “Asset Purchase Transactions”) contemplated by the Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of July 15, 2015, by and among the Company, MetaBank, Fort Knox Financial Services Corporation, a Kentucky corporation (“Fort Knox”), Tax Product Services LLC, a Delaware limited liability company and wholly-owned subsidiary of Fort Knox (“TPS” and together with Fort Knox, the “Sellers”), Alan D. Lodge Family Trust, Michael E. Boone, Michael J. Boone, and Cary Shields (together, the “Shareholders”), and Alan D. Lodge, individually. Pursuant to the terms of the Asset Purchase Agreement, MetaBank acquired substantially all of the assets, and assumed specified liabilities, of the Sellers relating to their business.

Under the Asset Purchase Agreement, at the closing of the transactions on September 8, 2015, the Company issued, at the direction of the Sellers, an aggregate of 581,260 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in the names of the Shareholders and paid to the Sellers an aggregate of approximately $26 million in cash, $5 million of which the Company deposited into an escrow account, pursuant to the terms of the Asset Purchase Agreement, to secure the indemnification obligations of the Sellers and the Shareholders.

The terms of the Asset Purchase Agreement are more fully described in, and a copy of the Asset Purchase Agreement was filed as an exhibit to, the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2015.

Also on September 8, 2015, the Company closed the previously announced private placement transactions (the “Private Placements”) pursuant to which the Company sold, on September 8, 2015, to accredited investors an aggregate of 606,784 shares of Common Stock, for aggregate consideration of approximately $26 million. The shares were issued pursuant to ten separate securities purchase agreements (the “Securities Purchase Agreements”) entered into between June 25 and July 16, 2015 by the Company and the following investors: Consector Partners Master Fund, LP; entities affiliated with Philadelphia Financial Management of San Francisco, LLC; Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P. (the “Patriot Investors”); Hawk Ridge Master Fund LP; Fort George Investments, LLC; Nantahala Capital Partners SI, LP; Blackwell Partners LLC Series A; Nantahala Capital Partners II Limited Partnership; Silver Creek CS SAV, L.L.C.; and Nantahala Capital Partners Limited Partnership (collectively, the “Buyers”). The purchase price per share was determined based upon the most recent closing price at the time the Company and the Buyers entered into the Securities Purchase Agreements. The proceeds from these stock issuances were used to finance the Asset Purchase Transactions and for general corporate purposes.

The aggregate shares of Common Stock issued under the Asset Purchase Agreement and the Securities Purchase Agreements represent approximately 17% of the shares of Common Stock issued and outstanding immediately prior to the consummation of the foregoing transactions.

At the closing of the Private Placements, the Company and each of the Buyers entered into separate registration rights agreements (each, a “Registration Rights Agreement”), the form of which was attached as Exhibit A to each Securities Purchase Agreement.  Pursuant to the Registration Rights Agreements, the Company agreed to prepare and file with the SEC a registration statement covering the resale of shares of Common Stock purchased by the Buyers at such closing within 30 days after such closing, subject to limited specified exceptions, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days of such closing or the Company would be obligated to pay to the Buyers liquidated damages in certain circumstances.

At the closing of the Private Placements, the Company and the Patriot Investors also entered into an investor rights agreement (the “Investor Rights Agreement”).  The Investor Rights Agreement provides the Patriot Investors with the right to periodically meet with certain members of the Company’s management to discuss the operations, strategy and policies of the Company and its subsidiaries and to receive certain monthly financial statements, in each case so long as the Patriot Investors (or their affiliates), continue to hold at least 75% of the shares of Common Stock held by the Patriot Investors immediately following the closing of the Private Placements.

The foregoing descriptions of the Registration Rights Agreements and Investor Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full agreements, copies of which are attached hereto as Exhibits 10.1 through 10.11 and are incorporated herein by reference.

A copy of the press release announcing the closing of the Asset Purchase Transactions and the Private Placements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information relating to the consummation of the Asset Purchase Transactions contained or incorporated in Item 1.01 is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

As discussed above, on September 8, 2015, the Company and MetaBank closed the Asset Purchase Transactions contemplated by the Asset Purchase Agreement and the Company closed the Private Placements pursuant to the Securities Purchase Agreements.  Pursuant to the Asset Purchase Agreement, the Company issued an aggregate of 581,260 shares of Common Stock to the Shareholders, and pursuant to the Securities Purchase Agreements the Company issued an aggregate of 606,784 shares of Common Stock to the investors in the Private Placements.  To the extent required by Item 3.02 of Form 8-K, the information disclosed under Item 1.01 is hereby incorporated herein by reference.

The issuance of the shares of Common Stock pursuant to the Asset Purchase Agreement and the Securities Purchase Agreements described herein was undertaken by the Company without registration, in private placement transactions, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act.  The Company relied on such exemptions based in part on representations made by the Sellers, the Shareholders and the investors in the Private Placements, including representations with respect to such person’s status as an accredited investor and investment intent with respect to the shares to be sold pursuant to the Asset Purchase Agreement and the Securities Purchase Agreements, as applicable.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file the consolidated financial statements of Fort Knox and TPS required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to furnish the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

10.1	Registration Rights Agreement by and between Meta Financial Group, Inc. and Fort George Investments, LLC, dated as of September 8, 2015

10.2	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of September 8, 2015

10.3	Registration Rights Agreement by and between Meta Financial Group, Inc. and Blackwell Partners LLC Series A, dated as of September 8, 2015

10.4	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners II Limited Partnership, dated as of September 8, 2015

10.5	Registration Rights Agreement by and between Meta Financial Group, Inc. and Silver Creek CS SAV, L.L.C., dated as of September 8, 2015

10.6	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners Limited Partnership, dated as of September 8, 2015

10.7	Registration Rights Agreement by and between Meta Financial Group, Inc. and Consector Partners Master Fund, LP, dated as of September 8, 2015

10.8	Registration Rights Agreement by and among Meta Financial Group, Inc. and Boathouse Row I, LP, Boathouse Row II, LP, Boathouse Row Offshore, Ltd. and OC 532 Offshore Fund, Ltd., dated as of September 8, 2015

10.9	Registration Rights Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of September 8, 2015

10.10	Registration Rights Agreement by and between Meta Financial Group, Inc. and Hawk Ridge Master Fund LP, dated as of September 8, 2015

10.11	Investor Rights Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of September 8, 2015

99.1	Press Release of Meta Financial Group, Inc. dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Date:  September 8, 2015

EXHIBIT LIST

Exhibit No.	Description

10.1	Registration Rights Agreement by and between Meta Financial Group, Inc. and Fort George Investments, LLC, dated as of September 8, 2015

10.2	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners SI, LP, dated as of September 8, 2015

10.3	Registration Rights Agreement by and between Meta Financial Group, Inc. and Blackwell Partners LLC Series A, dated as of September 8, 2015

10.4	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners II Limited Partnership, dated as of September 8, 2015

10.5	Registration Rights Agreement by and between Meta Financial Group, Inc. and Silver Creek CS SAV, L.L.C., dated as of September 8, 2015

10.6	Registration Rights Agreement by and between Meta Financial Group, Inc. and Nantahala Capital Partners Limited Partnership, dated as of September 8, 2015

10.7	Registration Rights Agreement by and between Meta Financial Group, Inc. and Consector Partners Master Fund, LP, dated as of September 8, 2015

10.8
Registration Rights Agreement by and among Meta Financial Group, Inc. and Boathouse Row I, LP, Boathouse Row II, LP, Boathouse Row Offshore, Ltd. and OC 532 Offshore Fund, Ltd., dated as of September 8, 2015

10.9	Registration Rights Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of September 8, 2015

10.10	Registration Rights Agreement by and between Meta Financial Group, Inc. and Hawk Ridge Master Fund LP, dated as of September 8, 2015

10.11	Investor Rights Agreement by and among Meta Financial Group, Inc. and Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P., dated as of September 8, 2015

99.1	Press Release of Meta Financial Group, Inc. dated September 8, 2015.